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                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                               ________________


                                   FORM 8-K
                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of report (Date of earliest event reported):  May 25, 2001


                                VERISIGN, INC.
            (Exact name of Registrant as specified in its charter)


          Delaware                     0-23596                  94-3221585
(State or Other Jurisdiction of      (Commission               (IRS Employer
Incorporation or Organization)       File Number)           Identification No.)


     1350 Charleston Road, Mountain View, CA 94043-1331
     (Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code:  (650) 961-7500
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Item 5:   Other Events.

On May 25, 2001, VeriSign, Inc. ("VeriSign" or the "Company"), the U.S. Department of Commerce ("DoC") and the Internet Corporation for Assigned Names and Numbers ("ICANN") executed new agreements relating to the operation of the domain name registries for .com, .net and .org (the "Agreements"). Previously, the Company announced that the DoC, ICANN and the Company had agreed in principle to the terms of the new Agreements.

A copy of the Company's press releases, dated May 18, 2001 and May 21, 2001, and the Agreements are attached hereto as Exhibits 99.1, 99.2, 99.3, 99.4, 99.5 and 99.6, respectively, and are incorporated by reference herein. The press releases contain descriptions of some of the provisions of the Agreements, but the exact provisions are contained in the Agreements themselves.

Statements in this report and the Company's press releases attached hereto, other than historical data and information, constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and
Section 21E of the Securities Exchange Act of 1934. These statements involve risks and uncertainties that could cause VeriSign's actual results to differ materially from those stated or implied by such forward-looking statements. The potential risks and uncertainties include, among others, VeriSign's limited operating history under its current business structure, uncertainty of future revenue and profitability and potential fluctuations in quarterly operating results, increased competition, risks associated with the company's international business and risks related to potential security breaches. More information about potential factors that could affect the company's business and financial results is included in VeriSign's filings with the Securities and Exchange Commission, especially in the Company's Annual Report on Form 10-K for the year ended December 31, 2000 and its Quarterly Report on Form 10-Q for the period ended March 31, 2001.

Item 7.   Financial Statements and Exhibits.

(c)  Exhibits

99.1      Text of Press Release dated May 18, 2001

99.2      Text of Press Release dated May 21, 2001

99.3      .com Registry Agreement between VeriSign and ICANN

99.4      .net Registry Agreement between VeriSign and ICANN

99.5      .org Registry Agreement between VeriSign and ICANN

99.6 Amendment No. 24 to Cooperative Agreement #NCR 92-18742 between the DoC and Network Solutions, Inc.
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   VERISIGN, INC.

Date: May 31, 2001                 By: /s/ Dana L. Evan
                                   Dana L. Evan
                                   Executive Vice President of Finance and
                                   Administration and Chief Financial Officer
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Exhibit Index

Exhibit No.         Description
-----------         -----------

Exhibit 99.1        Text of Press Release dated May 18, 2001
Exhibit 99.2        Text of Press Release dated May 21, 2001
Exhibit 99.3        .com Registry Agreement between VeriSign and ICANN
Exhibit 99.4        .net Registry Agreement between VeriSign and ICANN
Exhibit 99.5        .org Registry Agreement between VeriSign and ICANN
Exhibit 99.6 Amendment No. 24 to Cooperative Agreement #NCR 92-18742 between the DoC and Network Solutions, Inc.